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                                                            SEPTEMBER 15,1998

                              DOMESTIC CUSTODY AGREEMENT

TO:  THE CHASE MANHATTAN BANK
     North American Insurance Securities Services
     3 Chase MetroTech Center, 6th Floor
     Brooklyn, New York 11245

Ladies and Gentlemen:

          We hereby request you to open and to maintain on your records a Custodial Account in our name as Entitlement Holder and to credit to such account Financial Assets as our Securities Intermediary, upon the following terms and conditions. From time to time, we may instruct you to open additional Custodial Accounts for us. Unless we and you shall otherwise expressly agree in writing, all such Custodial Accounts shall be governed by the terms of this Agreement.

          Financial Assets credited to the Custodial Account shall be segregated at all times from, and shall not become part of, your proprietary assets. Financial Assets credited to the Custodial Account shall be withdrawable or transferable upon our instructions as hereinafter described, subject to the further terms and conditions herein.

          1. DEFINITIONS. The capitalized terms used herein shall have the meanings set forth below:

          "AGREEMENT" means this Domestic Custody Agreement.

          "CASH ACCOUNT" means a separate cash account in our name on your demand deposit account system and designated by us to be credited and debited in respect of transactions to the Custodial Account pursuant to this Agreement.

          "CUSTODIAL ACCOUNT" means each Securities Custodial Account in our name on your records to which a Financial Asset is or may be credited pursuant to this Agreement.


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          "DEPOSITORY" means a Federal Reserve Bank and any clearing corporation as defined in the Uniform Commercial Code.

          "ENTITLEMENT HOLDER" means the person on the records of a Securities Intermediary as the person having a Security Entitlement against the Securities Intermediary.

          "FINANCIAL ASSETS" means Securities. As the context requires a Financial Asset means either the interest itself or the means by which a person's claim to it is evidenced, including a certificated or uncertificated Security, a Security certificate, or a Securities Entitlement.

          "SECURITIES" means stocks, bonds, rights, warrants and other negotiable and non-negotiable paper issued in certificated form or in uncertificated form and commonly traded or dealt in on securities exchanges or financial markets, and other obligations of an issuer, or shares, participations and interests in an issuer recognized in an area in which it is issued or dealt in as a medium for investment and any other property as shall be acceptable to you for the Custodial Account.

          "SECURITIES ENTITLEMENT" means the rights and property interest of a Entitlement Holder with respect to a Financial Asset as set forth in Part 5 of the Uniform Commercial Code.

          "SECURITIES INTERMEDIARY" means you, a Depository, and any other financial institution which in the ordinary course of its business maintains Securities accounts for others and acts in that capacity.

          "UNIFORM COMMERCIAL CODE" means Article 8 of the New York Uniform Commercial Code, as amended.

          Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in, or incorporated by reference into, that certain Face-Amount Certificate Agreement, dated as of September 15, 1998, by and among ourselves, Park Avenue Receivables Corporation and The Chase Manhattan Bank, as Funding Agent, as the same may from time to time be amended, supplemented or otherwise modified and in effect.


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          2.   TRANSACTIONS. Unless you receive contrary written instructions from us, and subject to the further provisions of this Agreement, you are authorized:

          (a) to receive all interest and dividends payable on the Financial Assets credited to the Custodial Account and to credit such interest and dividends to the Cash Account;

          (b) to credit to the Cash Account all proceeds received from sales and redemptions of Financial Assets for the Custodial Account;

          (c) to debit the Cash Account for the cost of acquiring Financial Assets for the Custodial Account;

          (d) to present Financial Assets (including coupons) for payment upon maturity, when called for redemption and when income payments are due;

          (e) to exchange Financial Assets for other Financial Assets where the exchange is purely ministerial as, for example, the exchange of Financial Assets in temporary form for Financial Assets in definitive form or the mandatory exchange of Financial Assets;

          (f) to sell Financial Assets with fractional interests resulting from a stock split or a stock dividend and to credit the Cash Account with the proceeds thereof;

          (g) to execute in our name, whenever you deem it appropriate, such ownership and other certificates as may be required to obtain payments with respect to, or to effect the sale, transfer or other disposition of, Financial Assets in the Custodial Account and to guarantee as our signature the signature so affixed; and

          (h) to receive and hold in the Custodial Account Financial Assets which have transfer limitations imposed upon them by the Securities Act of 1933, as amended.

          3. INSTRUCTIONS. Subject to the terms of the Control Agreement and the Pledge Agreement, you are authorized to rely and act upon all further written instructions given or purported to be given by one or more officers, employees or agents of ours (i) authorized by or in accordance with a corporate resolution of ours


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delivered to you or (ii) described as authorized in a certificate delivered to you by our Secretary or an Assistant Secretary or similar officer of ours (each such officer, employee or agent or combination of officers, employees and agents authorized pursuant to clause (i) or described pursuant to clause (ii) of this paragraph is hereinafter referred to as an "AUTHORIZED OFFICER"). (The term "instructions" includes, without limitation, instructions to sell, assign, transfer, deliver, purchase or receive for the Custodial Account, any and all stocks, bonds and other Financial Assets or to transfer funds in the Cash Account.) You may also rely and act upon instructions when bearing or purporting to bear the facsimile signature or signatures of any of the individuals designated by an Authorized Officer regardless of by whom or by what means the actual or purported facsimile signature or signatures thereon may have been affixed thereto if such facsimile signature or signatures resemble the facsimile specimen or specimens from time to time furnished to you by any of such Authorized Officers, our Secretary or an Assistant Secretary or similar officer of ours. In addition, you may rely and act upon instructions received by telephone, telex, facsimile transmission, bank wire or other teleprocess or electronic instruction or trade information system acceptable to you which you believe in good faith to have been given by an Authorized Officer or which are transmitted with proper testing or authentication pursuant to terms and conditions which you may specify. You may also rely and act upon instructions transmitted electronically through your TITAN Data Entry System or any similar electronic instruction system acceptable to you. You shall incur no liability to us or otherwise as a result of any act or omission by you in accordance with instructions on which you are authorized to rely pursuant to the provisions of this paragraph. Any instructions delivered to you by telephone shall promptly thereafter be confirmed in writing by an Authorized Officer, but you shall incur no liability for our failure to send such confirmation in writing, the failure of any such written confirmation to conform to the telephone instructions which you received, the failure of any such written confirmation to be signed or properly signed, or your failure to produce such confirmation at any subsequent time. You shall incur no liability for refraining from acting upon any instructions which for any reason you, in good faith, are unable to verify to your own satisfaction. With respect to instructions received hereunder to transfer funds from the Cash Account to any other account or party, we agree to implement any callback or other authentication method or procedure or security device required by you at any time or from time to time. Unless otherwise expressly provided, all authorizations and instructions shall continue in full force and effect until canceled or superseded by subsequent authorizations or instructions received by your safekeeping account administrator with reasonable opportunity to act thereon. Your authorization to rely and act upon


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instructions pursuant to this paragraph shall be in addition to, and shall not limit, any other authorization which we may give you regarding our accounts with you.

          We agree that, if you require test arrangements, authentication methods or procedures or other security devices to be used with respect to instructions which we may give hereunder, thereafter instructions given by us shall be given and processed in accordance with terms and conditions for the use of such arrangements, methods or procedures or devices as you may put into effect and modify from time to time. We shall safeguard any testkeys, identification codes or other security devices which you make available to us and agree that we shall be responsible for any loss, liability or damage incurred by you or by us as a result of your acting in accordance with instructions from any unauthorized person using the proper security device, unless such unauthorized use is the result of your negligence or willful misconduct. You may electronically record any instructions given by telephone, and any other telephone discussions with respect to the Custodial Account or transactions pursuant to this Agreement.

          If you are instructed by us to purchase or sell Financial Assets for the Custodial Account you may enter purchase and sale orders and confirmations, and perform any other acts incidental or necessary to the performance thereof with brokers or dealers or similar agents selected by you, including any broker or dealer or similar agent affiliated with you, for our account and risk in accordance with accepted industry practices in the relevant market.

          Except as may be provided otherwise in this Agreement, you are authorized to execute our instructions and take other actions pursuant to this Agreement in accordance with your customary processing practices for customers similar to us and, in accordance with such practices, you may retain agents, including subsidiaries or affiliates of yours, to perform any of your duties and responsibilities under this Agreement.

          In acting upon instructions to deliver Financial Assets against payment, you are authorized, in accordance with customary securities processing practices, to deliver such Financial Assets to the purchaser thereof or dealer therefor (including to an agent for any such purchaser or dealer) against a receipt, with the expectation of collecting payment from the purchaser, dealer or agent to whom the Financial Assets were so delivered before the close of business on the same day.


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          4.   REGISTRATION. Unless you receive contrary instructions from us, you are authorized to keep Financial Assets in your own vaults or in book entry form registered in your name or in the name of your nominee or nominees or, where Financial Assets are eligible for deposit in a Depository, such as The Depository Trust Company or Participants Trust Company, you may use any such Depository and permit the registration of registered Financial Assets in the name of its nominee or nominees, and we agree to indemnify and hold you and the nominees harmless from any liability as holders of record. We shall accept the return or delivery of Financial Assets of the same class and denomination as those deposited with you by us or otherwise received by you for the Custodial Account, and you need not retain the particular certificates so deposited or received.

          Certificated Securities held by you for our account in your own vaults shall be held either separate from the certificated Securities of your other customers or in a fungible bulk of Securities as part of a Filing of Securities by Issue (FOSBI) arrangement.

          If any of our Financial Assets registered in your name or the name of your nominee or held in a Depository and registered in the name of the Depository's nominee are called for partial redemption by the issuer of such Financial Assets, you are authorized to allot the called portion to the respective beneficial holders of the Financial Assets in any manner deemed to be fair and equitable by you in your sole discretion.

          5. RECORDS AND STATEMENTS. You shall notify us of each Financial Asset transaction effected for the Custodial Account and of income on and redemptions of the Financial Assets in the Custodial Account, as well as furnish us a listing of such Financial Assets, at such times upon which you and we mutually agree. Periodic statements shall be rendered to us as we may reasonably require, but not less frequently than monthly. You shall at all times maintain proper books and records that shall identify us as the Entitlement Holder of such Financial Assets. Financial Assets of ours held by you in a fungible bulk and in a Depository or with an agent shall be separately identified on your books and records as being held for our account. Your records shall identify which Financial Assets are held by you or by your agents and which Financial Assets are held with Depositories and the names of such Depositories and agents holding such Financial Assets. Your books and records relating to the Custodial Account shall be available for inspection on your premises upon reasonable notice to you during your regular business hours by duly authorized officers, employees, or agents of ours, or by legally authorized regulatory

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officials who are then in the process of reviewing our financial affairs upon proof to you of such official status. You agree to use reasonable efforts to maintain records sufficient to enable us to determine and verify information concerning the Financial Assets held for our account. You agree to furnish, upon our request or the request of the Insurance Department of any state in which we are licensed to do business, a verification certificate (which may be in affidavit form) in sufficient detail to permit adequate identification of the Financial Assets belonging to us as Entitlement Holder and held by you under the terms of this Agreement. Such certificate shall be signed by a responsible official of yours and furnished to the requestor, with a copy to us if the requestor is the Insurance Department.

          Upon our request, you will send to us all reports you receive from a Depository or the Federal Reserve book-entry system concerning their respective systems of internal accounting control. Upon our request, you will send the annual report (SAS 70 Report) prepared by your external auditors on your systems of internal accounting control of custodied Financial Assets.

          Unless we shall send to you a written exception or objection to any statement of account within 60 days of our receipt of such statement from you, we shall be deemed to have approved such statement. In such event, or where we have otherwise approved such statement, you shall, to the extent permitted by law, be released, relieved and discharged with respect to all matters set forth in such statement or reasonably implied therefrom as though it had been settled by the decree of a court of competent jurisdiction in an action where we and all persons having or claiming an interest in the Custodial Account or Cash Account were parties.

          6. CORPORATE ACTIONS. You shall send us such proxies (signed in blank, if issued in your name or the name of your nominee or a nominee of a Depository) and communications with respect to Financial Assets in the Custodial Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by you for forwarding to customers. In addition, you shall follow coupon payments, redemptions, exchanges or similar matters with respect to Financial Assets in the Custodial Account and advise us of rights issued, tender offers or any other discretionary rights with respect to such Financial Assets, in each case, of which you receive notice at your central corporate actions department from the issuer or from the Depository in which such Financial Assets are maintained or notice published in publications and reported in reporting services routinely used by you for this purpose.


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          7. CUSTODIAN RESPONSIBILITY. Except as provided in the next following paragraph, you shall be obligated to indemnify us for any loss of Financial Assets received for, and credited to the Custodial Account resulting from (i) the negligence or willful misconduct of you or your officers, employees or agents retained by you to hold such Financial Assets or (ii) the burglary, robbery, hold-up, theft or mysterious disappearance, including loss by damage or destruction. In the event of a loss of Financial Assets in the Custodial Account for which you are required to indemnify us pursuant to the immediately preceding sentence, at your option, you shall promptly replace such Financial Assets (by among other means posting appropriate security or bond with the issuer(s) of such Financial Assets and obtaining their reissue) or the value thereof (determined based upon the market value of the Financial Assets which are the subject of such loss as of the date of the discovery of such loss) and the value of any loss of rights or privileges resulting from the loss of such Financial Assets. The foregoing indemnity shall be your exclusive liability to us for your loss of Financial Assets from the Custodial Account. In respect of all your other duties and obligations pursuant to the terms of this Agreement, you shall be liable to us only to the extent of our general damages suffered or incurred as a result of any act or omission of you or your officers, employees or agents which constitutes negligence or willful misconduct. General damages shall mean only those damages as directly and necessarily result from such act or omission without reference to any special conditions or circumstances of ours or of any transaction, whether or not you have been advised of any such special conditions or circumstances. Anything in this Agreement to the contrary notwithstanding, in no event shall you be liable to us under this Agreement for special, indirect or consequential loss or damage of any kind whatsoever, whether or not you are advised as to the possibility of such loss or damage and regardless of the form of action in which any such loss or damage may be claimed.

          You shall not be liable for the acts or omissions of (or the bankruptcy or insolvency of) any Depository. If, however, as a result of any act or omission of, or the bankruptcy or insolvency of, any Depository we suffer any loss or liability, you will take such steps with respect thereto in order to effect a recovery as you shall reasonably deem appropriate under the circumstances (including the bringing and settling of legal proceedings), provided that unless you shall be liable as set forth in the immediately preceding paragraph of this Agreement, for such loss or liability by virtue of the negligence or misconduct of you or your officers, employees or agents, the amount of any cost or expense in effecting, or attempting to effect, such recovery shall be for our account, and you shall have the right to charge such cost or expense to the Cash Account. We further agree to be bound by the Depository rules and


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procedures applicable to you as a participant in respect of any Financial Assets held by you in your account with such Depository.

          All collection and receipt of funds or Financial Assets and all payment and delivery of funds or Financial Assets under this Agreement shall be made by you as our agent, at our risk with respect to our actions or omissions and those of persons other than you, including, without limitation, the risk associated with the securities processing practice of delivering Financial Assets against a receipt and the risk that the counterparty in any transaction into which we enter will not transfer funds or Financial Assets or otherwise perform in accordance with our expectation of its obligations thereunder (including, without limitation, where, as a result of such nonperformance, a Depository reverses, or requires repayment of, any credit given in connection with the transfer of Financial Assets).

          In no event shall you be responsible or liable for any loss due to forces beyond your control, including, but not limited to, acts of God, flood, fire, nuclear fusion, fission or radiation, war (declared or undeclared), terrorism, insurrection, revolution, riot, strikes or work stoppages for any reason, embargo, closure or disruption of any market, government action, including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the services contemplated by this Agreement, inability to obtain equipment or communications facilities or the error in transmission of information caused by any machines or systems or the failure of equipment or interruption of communications facilities, and other causes whether or not of the same class or kind as specifically named above. In the event that you are unable substantially to perform for any of the reasons described in the immediately preceding sentence, you shall so notify us as soon as reasonably practicable.

          You shall be responsible for only those duties expressly stated in this Agreement or expressly contained in instructions to perform the services described herein given to you pursuant to the provisions of this Agreement and accepted by you and, without limiting the foregoing, you shall have no duty or responsibility:

          (a) to questions instructions, to supervise the investment of, or make recommendations with respect to the purchase, retention or sale of, Financial Assets relating to the Custodial Account, to review or reconcile trade confirmations received from brokers, or to maintain for our benefit any insurance on Financial Assets in the Custodial Account, except that you will maintain insurance protection which covers your duties and responsibilities generally as a custodian of Financial


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Assets and you will maintain such coverage to the extent required by your banking regulators and, upon our request, you will provide to us a description of your insurance coverage as in effect at the time of our request;

          (b) with regard to any Financial Asset in the Custodial Account as to which a default in the payment of principal or interest has occurred, (i) to give notice of default, or make demand for payment, to the issuer, or (ii) take any other action with respect to such default; except, in each instance, where you have been requested by us and you have agreed in writing to do so;

          (c) except as otherwise specifically provided in this section under the heading "Custodian Responsibility", for any act or omission, or for the solvency or insolvency, or notice to us of the solvency or insolvency, of any broker or agent which is selected by you with reasonable care or by us or any other person to effect any transaction on for the Custodial Account or to perform any service under this Agreement;

          (d) to evaluate, or report to us regarding, the financial condition of any person, firm or corporation to which you deliver Financial Assets or funds pursuant to this Agreement;

          (e) for any loss occasioned by delay in the actual receipt of notice by you of any payment, redemption or other transaction in respect to which you are authorized to take some action pursuant to this Agreement; or

          (f) for any errors or omissions made by any pricing services used by you to value Financial Assets credited to the Custodial Account as part of any service subscribed to by us from you.

          8. SETTLEMENTS. We agree with you that all credits of Financial Assets and proceeds by you to the Custodial Account and the Cash Account, respectively, on the settlement or payable date shall be provisional when made and you shall be entitled to reverse any such credits subject to actual receipt or collection of immediately available funds, and you shall have the right to reverse any such provisional credits or erroneous entries to the Cash Account retroactively to the date upon which the correct entry, or no entry, should have been made.

          We shall have sufficient immediately available funds each day in the Cash Account to pay for the settlement of all Financial Assets delivered against


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payment to you and credited to the Custodial Account. Should we fail to have sufficient immediately available funds in the Cash Account to settle these deliveries of Financial Assets pursuant to the preceding sentence (a "DEFICIT"), you, in your sole discretion, may elect (i) to reject the settlement of any or all of the Financial Assets delivered to you that day to the Custodial Account,
(ii) to settle the deliveries on our behalf and debit the Cash Account (A) for the amount of such Deficit and (B) for the amount of the funding or other cost or expense incurred or sustained by you for our failure to have sufficient immediately available funds in the Cash Account by the applicable settlement deadlines for you or (iii) to reverse the posting of the Financial Assets credited to the Custodial Account.

          The foregoing rights are in addition to and not in limitation of any other rights or remedies available to you under this Agreement or otherwise. Any advances made by you to us in connection with the purchase, sale, redemption, transfer or other designation of Financial Assets or in connection with disbursements of funds to any party, which create or result in an overdraft in the Cash Account shall be deemed a loan by you to us, payable on demand, and bear interest on the amount of the loan each day that the loan remains unpaid at your prime rate in effect as announced by you from time to time (unless another rate has been separately agreed upon, in writing, between you and us in respect of such advances).

          No prior action or course of dealing on your part with respect to the settlement of Financial Asset transactions on our behalf shall be used by or give rise to any claim or action by us against you for your refusal to pay or settle for a Financial Asset transactions we have not timely funded as required herein.

          9. RESPONSIBLE AS PRINCIPAL. We agree that we shall be responsible to you as a principal for all of our obligations to you arising under or in connection with this Agreement, notwithstanding that we may be acting on behalf of other persons, and we warrant our authority to deposit in the Custodial Account and Cash Account, respectively, any Financial Assets and funds which you or your agents receive therefor and to give instructions relative thereto. We further agree that you shall not be subject to, nor shall your rights and obligations with respect to this Agreement and the Custodial Account or the Cash Account be affected by, any agreement between us and any such person.

          10. CREDITING AND DEBITING PROCEDURES. With respect to all transactions for the Custodial Account and the Cash Account, including, without limitation, dividend and interest payments and sales and redemptions of Financial


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Assets, availability of funds credited to the Custodial Account and Cash Account shall be based on the type of funds used in the trade settlement or payment, including, but not limited to, same day availability for federal or same day funds and next business day availability for clearing house or next day funds. Furthermore, with respect to all purchases and sales of Financial Assets for the Custodial Account, the proceeds from the sale of such Financial Assets shall be credited to the Cash Account on the date proceeds are received by you and the cost of Financial Assets purchased shall be debited to the Cash Account on the date such Financial Assets are received by you, unless we have requested and you have agreed to provide to us your contractual settlement service upon your customary terms for such service.

          11. SWEEP OF CASH BALANCES. Whenever we shall instruct you to do so, you shall arrange for the automatic investment of cash in the Cash Account in mutual funds (including, without limitation, the VISTA Money Market Funds and any other mutual fund with respect to which you or an affiliate or subsidiary of yours serves as an investment adviser, administrator, shareholder servicing agent, and/or custodian or subcustodian and regardless of whether or not you or an affiliate or subsidiary of yours receives any fees for services rendered to any such mutual fund in addition to the fees received by you pursuant to this Agreement, all of which such fees you are specifically authorized to retain) or money market accounts (including, without limitation, accounts of yours or an affiliate or subsidiary of yours) which you make available for such purposes and which we shall select through our instructions to you. Further, in this regard, you are directed automatically to arrange for the redemption of such mutual fund shares or for the withdrawal of amounts from such money market accounts as may be necessary to avoid any potential overdraft hereunder that you perceive based upon the information available to you at the time of such redemption or withdrawal. We agree that we shall read the prospectus for any mutual fund prior to investing and acknowledge that investments in mutual fund shares are not insured by the Federal Deposit Insurance Corporation and are not obligations of or guaranteed by you.

          12. TAXES. Unless we have already done so, we shall deliver promptly to you with respect to each Custodial Account established under this Agreement, two duly completed and executed copies of the proper United States Internal Revenue Service: (i) Form W-9; or (ii) if we are not a United States person, Form 1001, Form 4224, Form W-8 or Form 8709 (as applicable), certifying our status as a Beneficial Owner, and therefore, we are entitled to receive United States source payments under or in connection with this Agreement without deduction as withholding or at a reduced rate of withholding for United States federal income


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taxes. We agree to provide duly executed and completed updates of such form(s)
(or successor applicable forms), on or before the date that such form(s) expire or become obsolete or after the occurrence of an event requiring a change in the most recent form previously delivered by us to you.

          "BENEFICIAL OWNER" shall have the meaning defined in United States Income Tax regulation 1.1441-1(c)(6).

          We shall be responsible for the payment of all taxes relating to the Financial Assets in the Custodial Account. You are authorized to deduct from the cash received or credited to the Cash Account any taxes or levies required by any revenue or governmental authority for whatever reason in respect of the Custodial Account.

          We agree to pay, indemnify, and hold you harmless from and against any and all liabilities, penalties, interest or additions to tax with respect to, or resulting from, any delay in, or failure by, you (i) to pay, withhold or report any Federal, state, local or foreign taxes imposed on, or in respect of, the property held in the Custodial Account(s), or this Agreement, or (ii) to report interest, dividend or other income paid or credited to the Cash Account, whether such failure or delay by you to pay, withhold or report tax or income is a result of (x) our failure to comply with the terms of this section, or (y) your own acts or omissions; provided, however, we shall not be liable to you for any penalty or additions to tax due as a result of your failure to pay or withhold tax or to report to us interest, dividend or other income paid or credited to the Cash Account solely as a result of your negligent acts or omissions.

          13. FEES. We agree to pay you compensation for your services pursuant to this Agreement at the fees of which you shall notify us from time to time.

          14. INDEMNIFICATION. (a) We agree to indemnify and hold you and your directors, officers, agents and employees (collectively the "INDEMNITEES") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees ("LOSSES") that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which you are authorized to rely pursuant to the terms of this Agreement.


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          (b) In addition to and not in limitation of paragraph (a) immediately above, we also agree to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of your performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct.

          15. SECURITY INTEREST. To the extent you have advanced funds on our behalf in connection with the settlement of purchases and sales of Financial Assets for the Custodial Account you shall have a security interest in the Financial Assets which are the subject of such purchases and sales until we shall have repaid the amount of such advance to you, and your security interest in such Financial Assets shall be released upon our repayment of such advance to you.

          16. TERMINATION. Either party may terminate this Agreement at any time upon thirty days written notice (with a copy to the Funding Agent). Our obligations pursuant to the paragraphs under the headings "Registration", "Settlements", "Fees", "Indemnification", "Taxes" and "Security Interest" shall survive the termination of this Agreement.

          17. NOTICES. Notices with respect to termination, specification of Authorized Officers and terms and conditions for instructions required hereunder shall be in writing, and shall be deemed to have been duly given if delivered personally, and when received if delivered by courier service or by mail, postage prepaid, to the following addresses (or to such other address as either party hereto may from time to time designate by notice duly given in accordance with this paragraph):

          To us at:      212 Certificate Company
                         515 West Market Street, 8th Floor
                         Louisville, Kentucky 40202
                         Attention: Robert L. Maddox

          To you, to the attention of the individual designated by you as the safekeeping account administrator for our account, at:

          The Chase Manhattan Bank
          North American Insurance Securities Services
          3 Chase Metro Tech Center, 6th Floor


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

          Brooklyn, New York 11245

          18. GOVERNING LAW, SUCCESSORS AND ASSIGNS, HEADINGS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, and shall be binding on our and your respective successors and assigns. We and you hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts in the State and County of New York for the purposes of any suit, action or other proceedings arising out of this Agreement. We and you hereby irrevocably waive any objection on the ground of venue, FORUM NON CONVENIENS, or any similar grounds, and irrevocably consent to service of process by mail or in any manner permitted by New York law, and irrevocably waive our rights to any jury trial. The headings of the paragraphs hereof are included for convenience of reference only and do not form a part of this Agreement.

          19. PRIOR PROPOSALS. Subject to the Terms of the Control Agreement and the Pledge Agreement, this Agreement (including any Riders relating to additional services in respect of the Custodial Account we may request of you) shall contain the complete agreement of the parties hereto with respect to the Custody Account (except as may be expressly provided to the contrary herein) and supersedes and replaces any previously made proposals, representations, warranties or agreements with respect thereto by either or both of the parties hereto. This Agreement shall become effective upon execution hereof by us and acceptance by you.

          20. SEPARABILITY. Any provisions of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          21. RESERVATION OF RIGHT. You shall have the right not to accept for deposit to the Custodial Account any Financial Assets which are in a form or condition which you, in your sole discretion, determine not to be suitable for the services you provide under this Agreement.

          Your rights and remedies under this Agreement are in addition to, and not in limitation of, any other rights and remedies you may have under applicable law.


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

          22. ADDITIONAL DUTIES. If we shall ask you to perform duties or responsibilities not specifically set forth in this Agreement and you choose to perform such additional duties or responsibilities, you shall be held to the same standard of care and you shall be entitled to all the protective provisions (including but not limited to limitation of liability and indemnification) set forth herein.

          23. COUNTERPARTS. This Agreement may be executed in several counterparts each of which shall be deemed to be an original and together shall constitute one and the same agreement.

          24. MISCELLANEOUS. We understand that we may request to have a Custodial Account established under this Agreement which is not linked to a separate Cash Account. We understand further that with respect to any such Custodial Account so established any funds received by you in respect of transactions for such Custodial Account will be credited to a cash ledger which shall be part of the Custodial Account and, further, funds credited to the Custodial Account are not subject to withdrawal by check or draft and must be transferred by us by means of instruction (a "payment order") to one of your account administrators assigned by you for the Custodial Account, which you will identify to us. We agree that payment orders and communications seeking to cancel or amend payment orders which are issued by telephone, telecopier or in writing shall be subject to a mutually agreed security procedure and you may execute or pay payment orders issued in our name when verified by you in accordance with such procedure.

          In executing or paying a payment order you may rely upon the identifying number (e.g. Fedwire routing number or account) or any party as instructed in the payment order. We assume full responsibility for any inconsistency between the name and identifying number of any party in payment orders issued to you in our name.

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          25.  MERGERS. Any corporation or banking association into which you may be merged or with which you may be consolidated, or any corporation or banking association resulting from any merger or consolidation to which you shall be a party, or any corporation or banking association succeeding to your corporate custody business, shall succeed to all your rights, obligations and immunities hereunder without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.


                                             212 CERTIFICATE COMPANY

                                             By: /s/ Robert L. Maddox
                                                --------------------------
                                                Name:  ROBERT L. MADDOX
                                                Title: PRESIDENT


Accepted by:

THE CHASE MANHATTAN BANK,
 as Custodian

By: /s/ Chris J. Ledies
   -------------------------------
   Name:  Chris J. Ledies
   Title: Vice President


THE CHASE MANHATTAN BANK,
 as Funding Agent

By: /s/ Andrew Taylor
   -------------------------------
   Name:  Andrew Taylor
   Title: Vice President


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